================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                      THE GOODYEAR TIRE AND RUBBER COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                [GOODYEAR-LOGO]
                                    Notice of

                       2001 Annual Meeting of Shareholders

                                       and

                                 Proxy Statement

                       The Goodyear Tire & Rubber Company
                             1144 East Market Street
                             Akron, Ohio 44316-0001

                           DATE: Monday, April 2, 2001

                          TIME: 10:00 A.M., Akron Time

                          PLACE: Offices Of The Company
                                 Goodyear Theater
                                 1201 East Market Street
                                 Akron, Ohio

                             YOUR VOTE IS IMPORTANT

 PLEASE VOTE. MOST SHAREHOLDERS MAY VOTE BY INTERNET OR TELEPHONE AS WELL AS BY
     MAIL. PLEASE REFER TO YOUR PROXY CARD OR PAGE 24 OF THE PROXY STATEMENT
         FOR INFORMATION ON HOW TO VOTE BY INTERNET OR TELEPHONE. IF YOU
              CHOOSE TO VOTE BY MAIL, PLEASE COMPLETE, DATE AND SIGN
                    YOUR PROXY AND PROMPTLY RETURN IT IN THE
                               ENCLOSED ENVELOPE.

SAM GIBARA
CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

                                                               February 26, 2001

DEAR SHAREHOLDERS:

    You are cordially invited to attend your Company's 2001 Annual Meeting of Shareholders, which will be held at the Goodyear Theater, 1201 East Market Street, Akron, Ohio, at 10:00 A.M., Akron Time, on Monday, April 2, 2001. We hope you will be able to attend and participate. The Notice of, and Proxy Statement for, the 2001 Annual Meeting of Shareholders follow. The 2000 Annual Report is enclosed.

    At the Annual Meeting, shareholders will elect four persons to serve as directors; three to serve as Class II directors for three year terms and one to serve as a Class I director to serve for a one year term (Item 1 on your Proxy). Each nominee is an incumbent. The Proxy Statement contains information regarding each nominee for director and the seven continuing directors.

    Your Board of Directors is presenting for action by the shareholders its proposal that shareholders ratify the Board's appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2001 (Item 2 on your Proxy). Your Board of Directors recommends that you vote for the ratification of the appointment of PricewaterhouseCoopers LLP. One shareholder proposal will also be considered (Item 3 on your Proxy). Your Board of Directors recommends that you vote against the shareholder proposal.

    If you plan to attend the Annual Meeting, please mark the indicated box on the reverse side of your Proxy or so indicate when you vote via the Internet or by telephone. You do not need a ticket to attend the Annual Meeting.

    Whether or not you plan to attend, it is important that you complete, date, sign and promptly return your Proxy or that you vote via the Internet or by telephone. This will ensure that your shares will be represented at the meeting. If you attend and decide to vote in person, you may revoke your Proxy. Remember, your vote is important!

                                         Sincerely,

                                         /s/ Samir G. Gibara
                                         SAMIR G. GIBARA
                                         Chairman of the Board and
                                         Chief Executive Officer

                       THE GOODYEAR TIRE & RUBBER COMPANY

                             AKRON, OHIO 44316-0001

                                 CONTENTS

                                                                           PAGE

NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS................ ........   I

PROXY STATEMENT

   General Information ...................................................   1
     Shares Voting........................................................   1
     Vote Required........................................................   1
     Cumulative Voting for Directors......................................   1
     Voting of Proxy......................................................   1
     Confidentiality......................................................   1
     Revocability of Proxy ...............................................   1
   The Board of Directors and Its Committees..............................   2
     Audit Committee......................................................   2
     Compensation Committee...............................................   2
     Nominating and Board Governance Committee............................   3
     Committee on Corporate Responsibility ...............................   3
   Election of Directors (Proxy Item 1)...................................   3
   Ratification of Appointment of Independent Accountants (Proxy Item 2)..   7
   Shareholder Proposal (Proxy Item 3)....................................   7
   Other Business................ ........................................   8
   Beneficial Ownership of Common Stock...................................   8
   Executive Officer Compensation.........................................   10
     Summary of Compensation..............................................   10
     Option/SAR Grants in 2000............................................   12
     Option/SAR 2000 Exercises and Year-End Values........................   13
     Long Term Incentive Awards...........................................   14
     Other Compensation Plan Information..................................   15
     Retirement Benefits .................................................   16
     Employment Agreement.................................................   17
     Directors' Compensation..............................................   18
     Other Matters........................................................   19
   Section 16(a) Beneficial Ownership Reporting Compliance................   19
   Report of the Audit Committee..........................................   19
   Compensation Committee Report on Executive Compensation................   19
   Performance Graph......................................................   23
   Miscellaneous..........................................................   24
     Submission of Shareholder Proposals..................................   24
     Savings Plan Shares .................................................   24
     Internet and Telephone Voting........................................   24
     10-K Report..........................................................   24
     Costs of Solicitation ...............................................   24
   Appendix A - Audit Committee Charter...................................   A-1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                  NOTICE OF THE

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON APRIL 2, 2001

TO THE SHAREHOLDERS:

     The 2001 Annual Meeting of Shareholders of The Goodyear Tire & Rubber Company (the "Company"), an Ohio corporation, will be held at the Goodyear Theater (in the Company's Principal Office Complex), 1201 East Market Street, Akron, Ohio, on Monday, April 2, 2001, at 10:00 A.M., Akron Time, for the following purposes:

         1. To elect four directors; three to serve as Class II directors, each for a term of three years, and one to serve as a Class I director for a one year term (Proxy Item 1);and

         2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2001 (Proxy Item 2);and

         3.       To consider and vote upon a Shareholder Proposal (Proxy Item
                  3);and

         4. To act upon such other matters and to transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors fixed the close of business on February 15, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the 2001 Annual Meeting. Only holders of record of the Common Stock of the Company at the close of business February 15, 2001 will be entitled to vote at the 2001 Annual Meeting and adjournments, if any, thereof.

February 26, 2001                          By order of the Board of Directors:
                                           /s/ C. Thomas Harvie
                                           C. Thomas Harvie, Secretary


-------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
          ENVELOPE, OR YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE.

                                        I

                                 PROXY STATEMENT

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              -------------------
                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), to be voted at the annual meeting of shareholders to be held April 2, 2001 (the "Annual Meeting"), and at any adjournments thereof, for the purposes set forth in the accompanying notice.

         The Company's executive offices are located at 1144 East Market Street, Akron, Ohio 44316-0001. The Company's telephone number is 330-796-2121.

         The Company's Annual Report to Shareholders for the year ended December 31, 2000 is enclosed with this Proxy Statement. The Annual Report is not considered part of the proxy solicitation materials. The approximate date on which this Proxy Statement and the related form of proxy are first being sent to shareholders is February 28, 2001. You may also vote via the Internet or by telephone. See "Internet and Telephone Voting" at page 24 for instructions.

         SHARES VOTING. Holders of shares of the Common Stock, without par value, of the Company (the "Common Stock") at the close of business on February 15, 2001 (the "record date") are entitled to notice of, and to vote shares of Common Stock held on the record date at, the Annual Meeting. As of the close of business on the record date, there were 158,760,734 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

         VOTE REQUIRED. Except for the election of directors, the affirmative vote of at least a majority of the shares of Common Stock outstanding on the record date is required for a resolution to be adopted at the Annual Meeting. In the election of directors, the three candidates for election as Class II directors, and the candidate for election as a Class I director, receiving the most votes will be elected.

         Abstentions, "withheld" votes and "broker non-votes" do not affect the election of directors and have the same effect as votes against any proposal voted upon by shareholders.

         CUMULATIVE VOTING FOR DIRECTORS. In the voting for Class II directors, you have the right to vote cumulatively for candidates nominated prior to the voting. In voting cumulatively, you may (a) give one candidate a number of votes equal to three times the number of shares of Common Stock you are entitled to vote, or (b) distribute your votes among two or more candidates as desired.

         VOTING OF PROXY. Three directors of the Company, Messrs. Gibara, Minter and Walker, have been designated as proxies to vote (or withhold from voting) shares of Common Stock in accordance with your instructions. You may give your instructions using the accompanying proxy card, via the Internet or by telephone.

         Your shares will be voted for the four nominees whose names are set forth at page 3, unless your instructions are to withhold your vote from any one or more of the nominees or to vote cumulatively for one or more of the nominees for election as Class II director. The proxies may cumulatively vote your shares if they consider it appropriate, except to the extent you expressly withhold authority to cumulate votes as to any nominee.

         Your Board of Directors does not anticipate that any of the nominees named will be unavailable for election. In the event an unexpected vacancy occurs, your proxy may be voted for the election of a new nominee designated by the Board of Directors.

         Your shares will be voted in favor of the proposal by the Board of Directors to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2001 and against the shareholder proposal, unless your instructions are otherwise or you expressly abstain from voting.

         CONFIDENTIALITY. Your vote will be confidential except (a) as may be required by law, (b) as may be necessary to assert or defend claims for or against the Company, (c) in the case of a contested election of director(s), or
(d) at your express request. The inspectors of election and persons processing and tabulating your vote will be representatives of First Chicago Trust Company of New York.

         REVOCABILITY OF PROXY. You may revoke or revise your proxy (whether given by mail, via the Internet or by telephone) by the delivery of a later proxy or by giving notice to the Company in writing or in open meeting. No revocation or revision of your proxy will affect any vote previously taken.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

         In accordance with the Ohio General Corporation Law and the Articles of Incorporation and Code of Regulations of the Company, the Company is managed under the direction of the Board of Directors by the chief executive officer and other officers to whom authority has been delegated by the Board.

         The Board of Directors, among other things:

         - selects and evaluates management.

         - considers and acts on other fundamental corporate matters, including the declaration of dividends, the issuance of capital stock and the authorization of significant business transactions.

         - reviews the Company's operating results and financial statements.

         - approves capital expenditures.

         - works with senior management in planning the Company's business strategy and establishing its long term and short term business objectives.

         The Board meets on a regularly scheduled basis at least six times during the year. The average attendance of all directors at the seven Board meetings held during 2000 was 92.8%. The average attendance of all directors at all meetings of the Board and its standing committees held during 2000 was 91.7%. During 2000, each director attended at least 75% of all meetings of the Board and the standing committees of the Board on which he or she served, other than Mr. Walker who attended 62.5% of such meetings.

         Three of the four nominees, and six of the seven continuing directors, are neither present nor past officers or employees of the Company or any of its subsidiaries.

         The Board of Directors has four standing committees to assist it in the discharge of its responsibilities.

         AUDIT COMMITTEE. Established in 1967, the Audit Committee is comprised of six directors who are independent, as required by the Audit Committee charter and the listing standards of the New York Stock Exchange. The Audit Committee held three formal meetings during 2000. The current members are J. G. Breen, W.
E. Butler, T. H. Cruikshank, K. G. Farley, W. J. Hudson, Jr. and G. H. Schofield (Chairman).

         The Audit Committee, among other things, regularly:

         - reviews the activities of the Company's internal auditors and independent accountants.

         - evaluates the Company's organization and its internal controls, policies, procedures and practices to determine whether they are reasonably designed to:

               - provide for the safekeeping of the Company's assets; and

               - assure the accuracy and adequacy of the Company's records and financial statements.

         - reviews the Company's financial statements and reports.

         - monitors compliance with the Company's internal controls, policies, procedures and practices.

         - receives direct compliance reports from the Company's internal auditors and General Counsel and from the independent accountants.

         - undertakes such other activities as the Board from time to time may delegate to it.

         The Audit Committee annually:

         - considers the qualifications of the independent accountants of the Company and makes recommendations to the Board as to their selection.

         - reviews and approves audit fees and fees for non-audit services rendered or to be rendered by the independent accountants, and reviews the audit plan and the services rendered or to be rendered by the independent accountants for each year and the results of their audit for the previous year.

         The complete text of the Audit Committee charter is set forth at Appendix A to this Proxy Statement. See also, "Report of the Audit Committee" at page 19.

         COMPENSATION COMMITTEE. Established in 1979, the Compensation Committee is comprised of six directors who are not present or past employees of the Company or any of its subsidiaries. The Compensation Committee held five formal meetings during 2000. The current members are J. G. Breen (Chairman), K. G. Farley, W. J. Hudson, Jr., S. A. Minter, A. Pytte and M. D. Walker.

         The Compensation Committee, after consulting with the chief executive officer, establishes, authorizes and administers the Company's compensation policies, practices and plans for the Company's directors, executive officers and other key personnel. The Compensation Committee also advises the Board of Directors regarding directors' and officers' compensation and management development and succession plans and undertakes such other activities as may be delegated to it from time to time by the Board of Directors.

         The Compensation Committee also administers the Company's 1997 Performance Incentive Plan, Performance Recognition Plan, Deferred Compensation Plan For Executives and Outside Directors' Equity Participation Plan.

         NOMINATING AND BOARD GOVERNANCE COMMITTEE. The Nominating and Board Governance Committee was established in 1998, replacing the Nominating Committee established in 1978. The Nominating and Board Governance Committee, currently comprised of the Chairman of the Board and seven directors who are not present or past employees of the Company or any of its subsidiaries, held two formal meetings during 2000. The current members are Edward T. Fogarty, S. G. Gibara,
W. J. Hudson, Jr., S. A. Minter, A. Pytte, G. H. Schofield, W. C. Turner and M.
D. Walker (Chairman). On February 6, 2001, the Board of Directors amended the Committee's charter to provide that, commencing April 2, 2001, the Committee will be comprised of at least three directors who are independent, applying substantially the same standards of independence that are used for Audit Committee membership.

         The principal function of the Nominating and Board Governance Committee is to identify, evaluate, and recommend to the Board of Directors candidates for election to the Board of Directors. The Nominating and Board Governance Committee also recommends to the Board of Directors policies and standards for evaluating the overall effectiveness of the Board of Directors in the governance of the Company and undertakes such other activities as may be delegated to it from time to time by the Board of Directors.

         Any shareholder desiring to submit a candidate for consideration by the Nominating and Board Governance Committee should send the name of such proposed candidate, together with such biographical data and background information concerning the candidate as the shareholder may desire, to: The Office of the Secretary, The Goodyear Tire & Rubber Company, 1144 East Market Street, Akron, Ohio 44316-0001.

         COMMITTEE ON CORPORATE RESPONSIBILITY. The Committee on Corporate Responsibility was established in 1976 and is comprised of seven directors who are not present or past officers or employees of the Company or any of its subsidiaries. The Committee held two formal meetings during 2000. The current members are W. E. Butler, T. H. Cruikshank, E. T. Fogarty, S. A. Minter, A. Pytte, W. C. Turner (Chairman) and M. D. Walker.

The Committee on Corporate Responsibility:

         - reviews at least annually the Company's legal compliance programs.

         - reviews periodically the Company's policies and practices relating to the manner in which the Company and its subsidiaries conduct business.

         - reviews the Company's policies and practices regarding its relationships with shareholders, employees, customers, governmental agencies and the general public.

         - develops and recommends to the Board of Directors new policies relating to such matters.

         - undertakes such other activities as the Board of Directors may from time to time delegate to it.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON THE PROXY)


         The Board of Directors is classified into three classes of directors. At each annual meeting of shareholders, directors of one class are elected, on a rotating basis, to three year terms, to serve as the successors to the directors of the same class whose terms expire at that annual meeting. Classes I and III are each currently comprised of four Directors and Class II is currently comprised of five directors. Upon the retirement of George H. Schofield and William C. Turner immediately prior to the Annual Meeting, and pursuant to action taken previously by the Board, the Board of Directors will be comprised of eleven directors. Effective at the Annual Meeting, Classes I and III will each be comprised of four directors and Class II will be comprised of three directors. The current terms of the Class II Directors will expire at the Annual Meeting. The current terms of the Class I and Class III Directors will expire at the 2002 and 2003 annual meetings, respectively.

         At the Annual Meeting three persons are to be elected to serve as Class II Directors, each to a three year term, and one person is to be elected to serve as a Class I Director for a one year term. The Board of Directors has selected the following nominees recommended by the Nominating and Board Governance Committee for election to the Board of Directors:

   As Class II Directors -
                                John G. Breen
                                Edward T. Fogarty
                                Robert J. Keegan

each to hold office for a three year term expiring at the 2004 annual meeting and until his successor has been duly elected and qualified; and

   As a Class I Director -

                               William E.Butler

to hold office for a one year term expiring at the 2002 Annual Meeting and until his successor has been duly elected and qualified.

         Information concerning the four nominees is set forth on the following page.

       NOMINEES FOR DIRECTOR--CLASS II, THREE YEAR TERMS EXPIRING IN 2004

-------------------------------------------------------------------------------

JOHN G. BREEN

Retired. Formerly Chairman of the Board of The Sherwin-Williams Company, a manufacturer of paints, coatings and related products.

Mr. Breen was the Chairman of the Board and Chief Executive Officer of The Sherwin-Williams Company from January 15, 1979 to October 25, 1999, when he retired as Chief Executive Officer. He served as Chairman of the Board of The Sherwin-Williams Company from October 25, 1999 to April 26, 2000, when he retired. He is a director of Mead Corporation, National City Corporation, Parker-Hannifin Corporation and The Stanley Works.

Chairman of Compensation Committee and member of Audit Committee.
Age:66

Director since: January 7, 1992
--------------------------------------------------------------------------------
EDWARD T. FOGARTY

Retired. Formerly Chairman of the Board, President and Chief Executive Officer of Tambrands, Inc., a consumer products company.

Mr. Fogarty was Chairman of the Board, President and Chief Executive Officer of Tambrands, Inc. from 1996 to 1997, when he retired. He was President and Chief Executive Officer of Tambrands, Inc from 1994 to 1996. He was President of the Colgate U.S. - Canada - Puerto Rico unit of Colgate-Palmolive Company from 1989 to 1994. Mr. Fogarty is a director of Avon Products, Inc. and UST, Inc.

Member of Nominating and Board Governance and Corporate Responsibility
Committees.

Age:64

Director since: June 6, 2000
--------------------------------------------------------------------------------
ROBERT J. KEEGAN

President and Chief Operating Officer

Mr. Keegan joined Goodyear on October 1, 2000, and he was elected President and Chief Operating Officer and a Director of the Company on October 3, 2000. Prior to joining the Company, Mr. Keegan was an Executive Vice President of Eastman Kodak Company. He held various marketing, financial and managerial posts at Eastman Kodak Company from 1972 through September 2000, except for a two year period beginning in 1995 when he was an Executive Vice President of Avery Dennison Corporation.

Age:53

Director since:  October 3, 2000
--------------------------------------------------------------------------------

          NOMINEE FOR DIRECTOR--CLASS I, ONE YEAR TERM EXPIRING IN 2002

--------------------------------------------------------------------------------
WILLIAM E. BUTLER

Retired. Formerly Chairman of the Board and Chief Executive Officer of Eaton Corporation, a global manufacturer of highly engineered products for the automotive, industrial, construction, commercial and aerospace markets.

Mr. Butler was Chairman of the Board and Chief Executive Officer of Eaton Corporation from January of 1992 to December 31, 1995, when he retired. Mr. Butler is a director of Applied Industrial Technologies, Inc., Ferro Corporation, Pitney Bowes Inc., Borg Warner Automotive Inc. and U. S. Industries, Inc.

Member of Audit and Corporate Responsibility Committees.

Age:69

Director since:  February 8, 1995

--------------------------------------------------------------------------------
The following two pages contain certain information concerning the seven directors whose terms of office continue after the Annual Meeting, which information was provided by the continuing directors.

                    CONTINUING DIRECTORS-- CLASS III, Terms Expiring in 2003

--------------------------------------------------------------------------------
THOMAS H. CRUIKSHANK

Retired. Formerly Chairman of the Board and Chief Executive Officer of Halliburton Company, a supplier of oil field equipment and services and engineering and construction services.

Mr. Cruikshank was Chairman of the Board and Chief Executive Officer of Halliburton Company from June of 1989 through October 31, 1995, when he retired as Chief Executive Officer. He retired as Chairman of the Board of Halliburton Company on January 2, 1996. Mr. Cruikshank is a director of The Williams Companies, Inc. and Lehman Brothers Holdings Inc.

Member of Audit and Corporate Responsibility Committees.

Age:69

Director since:  October 7, 1986
--------------------------------------------------------------------------------
KATHERINE G. FARLEY

Senior Managing Director of Tishman Speyer Properties, an international real estate developer, owner, and property management firm.

Ms. Farley joined Tishman Speyer Properties in 1984. She was Managing Director-International from 1984 to 1993, when she became Managing Director. Ms. Farley has been Senior Managing Director and member of the Management Committee of Tishman Speyer Properties since January 1998. Ms.Farley is the Chairperson of the Board of Directors of Women in Need, Inc., a member of the Board of Directors and the Executive Committee of the International Rescue Committee, and a member of the Board of Directors of the International Center.

Member of Audit and Compensation Committees.

Age:51

Director since:  February 3, 1998
--------------------------------------------------------------------------------
STEVEN A. MINTER

President and Executive Director of The Cleveland Foundation, a community trust devoted to health, education, social services and civic and cultural affairs.

Mr. Minter has been the President and Executive Director of The Cleveland Foundation, Cleveland, Ohio, since January 1, 1984. Mr. Minter is a director of Dominion Resources, Inc. and KeyCorp and a trustee of The College of Wooster, the Learning Communities Network and the Community Foundations of America.

Member of Compensation, Corporate Responsibility, and Nominating and Board Governance Committees.

Age:62

Director since:  February 12, 1985
--------------------------------------------------------------------------------
AGNAR PYTTE

Retired. Formerly President and Chief Executive Officer of Case Western Reserve University.

Dr. Pytte was the President and Chief Executive Officer of Case Western Reserve University from July 1, 1987 to June 30, 1999, when he retired. He is President Emeritus of Case Western Reserve University and an Adjunct Professor at Dartmouth College. Dr. Pytte is a director of A. O. Smith Corporation, the Sherman Fairchild Foundation Inc. and the Accreditation Council for Graduate Medical Education.

Member of Compensation, Corporate Responsibility, and Nominating and Board Governance Committees.

Age:68

Director since:  January 5, 1988
--------------------------------------------------------------------------------

              CONTINUING DIRECTORS-- CLASS I, TERMS EXPIRING IN 2002
--------------------------------------------------------------------------------
SAMIR G. GIBARA

Chairman of the Board and Chief Executive Officer

Mr. Gibara joined the Company in 1966, serving in various managerial posts prior to being elected President and Chief Operating Officer, and as a director, effective April 15, 1995. Mr. Gibara was elected President and Chief Executive Officer effective January 1, 1996 and Chairman of the Board, Chief Executive Officer and President effective July 1, 1996. Since October 3, 2000, Mr. Gibara has served as Chairman of the Board and Chief Executive Officer. Mr. Gibara is also a director of International Paper Company.

Member of Nominating and Board Governance Committee.

Age:61

Director since:  April 15, 1995
--------------------------------------------------------------------------------
WILLIAM J. HUDSON, JR.

Retired. Formerly President and Chief Executive Officer and a Director of
AMP, Incorporated, a global manufacturer of electrical and electronic components and assemblies.

Mr. Hudson was the President and Chief Executive Officer of AMP, Incorporated from January 1, 1993 to August 10, 1998. Mr. Hudson served as the Vice Chairman of AMP, Incorporated from August 10, 1998 to April 30, 1999. Mr.Hudson is a director of Carpenter Technology Company and Keithley Instruments Company, Governor and Member of the Executive Committee of the United States Council for International Business, and a Director of the Pinnacle Health Foundation.

Member of Audit, Compensation, and Nominating and Board Governance Committees.

Age:66

Director since:  November 7, 1995
--------------------------------------------------------------------------------
MARTIN D. WALKER

Retired. Formerly Chairman of the Board and Chief Executive Officer of M. A. Hanna Company, an international processor and distributor of polymers to the plastics and rubber industries.

Mr. Walker was Chairman of the Board and Chief Executive Officer of M. A. Hanna Company from September 1, 1986 through December 31, 1996, when he retired as Chief Executive Officer. He retired as Chairman of the Board of M. A. Hanna Company on June 30, 1997. On October 7, 1998, Mr. Walker was again elected Chairman of the Board and Chief Executive officer of M. A. Hanna Company, serving until June 13, 1999 when he retired as Chief Executive Officer. He again retired as Chairman of the Board on December 31, 1999. Mr. Walker is a principal in MORWAL Investments and a director of Arvin Meritor Inc., Comerica, Inc., Lexmark International, The Timken Company and Textron, Inc.

Chairman of Nominating and Board Governance Committee and member of Compensation and Corporate Responsibility Committees.

Age:68

Director since:  February 4, 1997
--------------------------------------------------------------------------------

                               RETIRING DIRECTORS

Mr. George H. Schofield, after more than nine years of distinguished service as a director, and Mr. William C. Turner, after more than 22 years of distinguished service as a director, will retire immediately prior to the Annual Meeting.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON THE PROXY)


         PricewaterhouseCoopers LLP ("PwC") served as the Company's independent accountants for the year ended December 31, 2000. In addition to rendering audit services during 2000, PwC performed various information technology and other non-audit services for the Company and its subsidiaries.

         During 2000, the Company paid the following fees to PwC:

   Audit Fees....................................................... $4,700,000
   Financial Information Systems
     Design and Implementation Fees................................. $6,000,000
   All Other Fees................................................... $3,800,000

         The Board of Directors, on the recommendation of the Audit Committee, has appointed PwC as independent accountants for the Company for the year ending December 31, 2001. In making its recommendation, the Audit Committee reviewed past audit results and the information systems design and implementation and other non-audit services performed during 2000 and proposed to be performed during 2001. In selecting PwC, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of PwC.

         PwC have confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence.

         Representatives of PwC will attend the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and have advised the Company that they will be available to respond to appropriate questions of shareholders.

         The following resolution will be presented by your Board of Directors at the Annual Meeting:

                  "Resolved, that the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ending December 31, 2001 is hereby ratified."

         In the event the appointment of PwC is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent accountants for 2002.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION (PROXY ITEM 2).

                              SHAREHOLDER PROPOSAL
                              (ITEM 3 ON THE PROXY)


         A shareholder has given notice that it intends to present the proposal set forth below for action at the Annual Meeting. The name and address of, and the number of shares of Common Stock held by, the shareholder proponent will be furnished by the Company to any person, orally or in writing as requested, promptly upon the Company's receipt of an oral or written request therefor.

                  "BE IT RESOLVED, that the stockholders of The Goodyear Tire & Rubber Company request that the Board of Directors take the necessary steps to declassify the Board of Directors and establish annual elections of directors, whereby directors would be elected annually and not by classes. This policy would take effect immediately, and be applicable to the re-election of any incumbent director whose term, under the current classified system, subsequently expires."

         The following statement was submitted in support of the resolution:

                  "We believe that the ability to elect directors is the single most important use of the shareholder franchise. Accordingly, directors should be accountable to shareholders on an annual basis. The election of directors by classes, for three-year terms, in our opinion, minimizes accountability and precludes the full exercise of the rights of shareholders to approve or disapprove annually the performance of a director or directors.

                  In addition, since only one-third of the Board of Directors is elected annually, we believe that classified boards could frustrate, to the detriment of long-term shareholder interest, the efforts of a bidder to acquire control or a challenger to engage successfully in a proxy contest.

                  We urge your support for the proposal to repeal the classified board and establish that all directors be elected annually."

                         STATEMENT OF BOARD OF DIRECTORS
                        OPPOSING THE SHAREHOLDER PROPOSAL

         The Company's current system of electing directors by classes was approved by the shareholders at the annual meeting held on April 13, 1987. Under this method, as provided in the Company's Code of Regulations, approximately one-third of the directors are elected annually by the shareholders to three year terms.

         The election of directors by classes assures that approximately two-thirds of the Board will at all times have prior experience with and knowledge of the Company. This provides needed continuity and solid knowledge of the Company's businesses and the industries in which it participates, informed oversight of corporate policies, and the perspective necessary for the orderly development of sound long term strategic planning.

         Your Board of Directors believes an abrupt change in the Board of Directors could disrupt the Company in achieving its long term strategic goals. Moreover, it is important that the Company's employees, customers and suppliers, as well as others with whom the Company does business, are able to rely on the consistency and continuity of corporate policy.

         Your Board of Directors believes that a classified board reduces the vulnerability of the Company and its shareholders to certain potentially abusive takeover tactics and encourages potential acquirors to enter into arm's length negotiations with experienced directors as well as management. The ability to resist abusive takeover tactics allows your Board of Directors to consider how best to preserve the Company's long term value to shareholders and its relationships with its customers, suppliers and employees around the globe. A classified board provides the Board with an opportunity to fulfill its duties to the Company's shareholders to review any takeover proposal, study appropriate alternatives and achieve the best results for all shareholders.

         Your Board of Directors believes that directors elected to a classified board are no less accountable or responsive to shareholders than they would be if elected annually. The same standards of performance apply to all directors regardless of the term of service. As shareholders, you have the opportunity annually to express your views regarding the Board's performance and to influence the Board's composition.

         Your Board of Directors remains convinced that a classified board is in the best interest of the Company and its shareholders and should not be changed.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE ADOPTION OF THE SHAREHOLDER PROPOSAL (PROXY ITEM 3)

         The shareholder proposal will pass only if it receives the affirmative vote of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting. Abstentions, "withheld" votes and "broker non-votes" will not be counted as either "for" or "against" this proposal, but will have the same effect as votes against the proposal.

                                 OTHER BUSINESS

         The Board of Directors does not intend to bring any other business before the Annual Meeting and is not aware of any other business intended to be presented by any other person.

         After the conclusion of the matters described above, shareholders will have an opportunity to ask appropriate questions regarding the Company and its operations.

         If any other matters properly come before the Annual Meeting, your proxy will be voted by Messrs. Gibara, Minter and Walker in such manner as they, in their discretion, deem appropriate.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The firms identified in the table below have reported that they beneficially owned at December 31, 2000 more than 5% of outstanding shares of the Common Stock as follows:

                                             PERCENT OF COMMON      SHARES OF COMMON
                NAME AND ADDRESS             STOCK OUTSTANDING     STOCK BENEFICIALLY
               OF BENEFICIAL OWNER           BENEFICIALLY OWNED         OWNED
--------------------------------------     --------------------- ---------------------
AXA, the Mutuelles AXA (as a group),             11.1%              17,544,118(1)
AXA Financial, Inc., Alliance Capital
 Management L.P. and related companies
1290 Avenue of the Americas
New York, New York 10104

Brandes Investment Partners, L.P.                11.0%              17,394,393(2)
 and related parties
11988 El Camino Real, Suite 500
San Diego, California 92130

NOTES:

(1) Sole dispositive power in respect of all shares, sole voting power in respect of 10,823,957 shares and shared voting power in respect of 1,548,606 shares, as stated in a Schedule 13G dated February 12, 2001.

(2) Shared dispositive power in respect of 17,394,393 shares and shared voting power in respect of 14,015,264 shares, as stated in a Schedule 13G dated February 9, 2001.

         In addition, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, has indicated that at the record date it held 21,135,631 shares, or approximately 13.3% of the outstanding shares, of Common Stock, including 13,774,119 shares, or approximately 8.7% of the outstanding shares, of Common Stock held as the trustee of three employee savings plans sponsored by the Company.

         On the record date, each director and nominee, each person named in the Summary Compensation Table on page 10, and all directors and officers as a group, beneficially owned the number of shares of Common Stock set forth in the Beneficial Ownership of Management table below.

                       BENEFICIAL OWNERSHIP OF MANAGEMENT

                                                      BENEFICIAL OWNERSHIP AT FEBRUARY 15,2001 (1)
                                                 -----------------------------------------------------
                                                                         SHARES OF
                                                       SHARES OF       COMMON STOCK     SHARES OF COMMON
                                                    COMMON STOCK          HELD IN       STOCK SUBJECT TO         DEFERRED SHARE
                          NAME                   OWNED DIRECTLY (2)  SAVINGS PLAN (3)  EXERCISABLE OPTIONS (4)  EQUIVALENT UNITS
                          ----                   ------------------  ----------------  -----------------------  ----------------
John G.Breen ..............................          5,200(5)(6)              0                    0                7,011(12)
William E.Butler ..........................          1,405(7)                 0                    0                9,579(12)
Thomas H. Cruikshank ......................          1,800(6)                 0                    0                8,593(12)
Katherine G.Farley ........................          2,000                    0                    0                5,429(12)
Edward T. Fogarty .........................          1,000(8)                 0                    0                  630(12)
Samir G. Gibara ...........................         17,220                1,145              277,650               29,752(13)
C. Thomas Harvie ..........................          6,510                  657               57,750                5,884(13)
William J. Hudson, Jr .....................          5,000                    0                    0                5,730(12)
Robert J. Keegan ..........................         63,000(9)                 0                    0                    0
Steven A. Minter ..........................          1,580(6)                 0                    0                3,148(12)
Agnar Pytte ...............................          1,200(6)                 0                    0                9,234(12)
George H. Schofield .......................          6,200(6)                 0                    0                9,652(12)
Robert W. Tieken ..........................          2,000(10)              797               81,500               10,091(13)
William C. Turner .........................          1,600(6)                 0                    0                3,458(12)
Sylvain G. Valensi ........................              0                  346               39,875                2,820(13)
Martin D. Walker ..........................          1,000                    0                    0                5,961(12)
All directors, the Named Officers
 and all other Executive Officers
 as a group (34 persons) ..................        171,934(11)           18,681              973,500              138,626(12)(13)

NOTES:

    (1) The number of shares indicated as beneficially owned by each of the directors and named executive officers, and the 1,164,115 shares of Common Stock indicated as beneficially owned by all directors and officers as a group, and the percentage of Common Stock outstanding beneficially owned by each person and the group, has been determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934.In each case, beneficial ownership is less than one percent of all outstanding shares of Common Stock.

    (2) Unless otherwise indicated in a subsequent note, each person named and each member of the group has sole voting and investment power with respect to the shares of Common Stock shown.

    (3) Consists of full shares held in trust under the Company's Employee Savings Plan for Salaried Employees (the "Savings Plan").

    (4) Consists of shares which may be acquired upon the exercise of options which are exercisable prior to April 17, 2001 under the Company's 1997 Performance Incentive Plan (the "1997 Plan") and the 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan"). The Company granted stock options to the named executive officers under the 1997 Plan which are not exercisable prior to April 17, 2001 as follows: Mr. Gibara, 416,250 shares; Mr. Keegan, 330,000 shares; Mr. Tieken, 81,500 shares; Mr. Harvie, 67,250 shares; Mr. Valensi, 63,000 shares; and all other executive officers, 605,770 shares.

    (5)   Includes 5,000 shares jointly owned by Mr. Breen and his spouse.

    (6) Includes 200 shares acquired pursuant to the Company's 1994 Restricted Stock Award Plan for Non-employee Directors which are subject to certain restrictions.

    (7)  Shares owned jointly by Mr. Butler and his spouse.

    (8)  Shares owned jointly by Mr. Fogarty and his spouse.

    (9) Includes 50,000 shares acquired under the 1997 Plan and a Restricted Stock Purchase Agreement, which shares are subject to the Company's repurchase option and certain restrictions on transfer.

   (10)  Shares owned jointly by Mr. Tieken and his spouse.

   (11) Includes 159,656 shares owned of record and beneficially or owned beneficially through a nominee, and 12,278 shares held by or jointly with family members of certain directors and officers.

   (12) Deferred units, each equivalent to a hypothetical share of Common Stock, accrued to accounts of the director under the Company's Outside Directors' Equity Participation Plan, payable in cash following retirement from the Board of Directors. See "Directors' Compensation" at page 18.

   (13) Units, each equivalent to a hypothetical share of Common Stock, deferred pursuant to performance awards earned under the 1997 Plan and the 1989 Plan and receivable in cash, shares of Common Stock, or any combination thereof, at the election of the executive officer.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY OF COMPENSATION

   The table below sets forth information regarding the compensation of the Chief Executive Officer of the Company and the persons who were, at December 31, 2000, the other four most highly compensated executive officers of the Company (the "Named Officers") for services in all capacities to the Company and its subsidiaries during 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG TERM COMPENSATION
                                                                                --------------------------------------
                                       ANNUAL COMPENSATION                                AWARDS              PAYOUTS
                                 ---------------------------------------------  -------------------------   ----------
                                                                                              SECURITIES
                                                                     OTHER                    UNDERLYING    LONG TERM       ALL
                                                                     ANNUAL     RESTRICTED    OPTIONS/      INCENTIVE     OTHER
                                                                     COMPEN-        STOCK      SARS           PLAN        COMPEN-
                                                         BONUS       SATION       AWARD(S)    (NUMBER        PAYOUTS       SATION
                                             SALARY    (DOLLARS)    (DOLLARS)     (DOLLARS)      OF          (DOLLARS)    (DOLLARS)
NAME AND PRINCIPAL POSITION        YEAR    (DOLLARS)      (1)          (2)           (3)       SHARES)          (4)          (5)
----------------------------       ----    ---------   --------      --------  ------------   ----------     ---------    --------
SAMIR G. GIBARA                    2000   $1,100,000   $175,562      $ 9,000          -0-      170,000     $      -0-      $40,665
  Chairman of the Board and        1999    1,066,667    159,990        9,000          -0-      250,000        387,538       11,075
  Chief Executive Officer          1998      982,267    589,032        9,000          -0-       90,000      1,153,562       14,139

ROBERT J. KEEGAN                   2000      200,000    432,000        4,500      $864,000     330,000            -0-          -0-
  President and                    1999          -0-        -0-          -0-          -0-          -0-            -0-          -0-
  Chief Operating Officer (6)      1998          -0-        -0-          -0-          -0-          -0-            -0-          -0-

ROBERT W.TIEKEN                    2000      435,417     54,318       18,000          -0-       35,000            -0-       17,503
  Executive Vice President         1999      425,000     49,500          -0-          -0-       45,000         81,416        7,197
  and Chief Financial Officer      1998      416,250    163,601       17,000          -0-       18,000        259,868       10,185

SYLVAIN G. VALENSI                 2000      388,333     52,000       14,000          -0-       28,000            -0-        8,567
  President,                       1999      325,000     67,200        7,000          -0-       35,000         58,619        5,277
  European Union Region (7)        1998      296,667    131,846        4,000          -0-       13,000        158,456          -0-

C. THOMAS HARVIE                   2000      373,333     42,796       13,685          -0-       33,000            -0-       12,332
  Senior Vice President,           1999      346,667     39,000        2,880          -0-       35,000         68,389        6,085
  General Counsel and Secretary    1998      328,333    151,919        6,000          -0-       13,000        228,177        6,795

NOTES TO SUMMARY COMPENSATION TABLE:

(1) Amounts awarded in respect of 2000, and paid in May and August of 2000, in respect of the first and second quarters of the quarterly Performance Recognition Plan and amounts awarded in respect of 1999 and 1998, and paid in February of 2000 and 1999, respectively, pursuant to the annual Performance Recognition Plan; except that: (a) the amount awarded to Mr. Keegan in respect of 2000, and paid in February 2001, was pursuant to his employment agreement; and (b) payment of all of the awards to Mr. Gibara in respect of 2000, 1999 and 1998, and a portion of the awards to Mr. Harvie in respect of 1999 and 1998, were deferred pursuant to the Company's Deferred Compensation Plan for Executives. The payout in respect of plan year 2000 was determined by the Compensation Committee based on the attainment of certain levels of earnings before taxes and cash flows for the first and second quarters of 2000, except that the payment to Mr. Keegan was made pursuant to his employment agreement. Deferred amounts are included in the amounts shown in the table.

(2) Amounts shown represent the cost to the Company of tax and financial planning assistance provided by third parties, plus, in respect of Mr. Valensi, payments of $12,000 in 2000 and $3,000 in 1999 for foreign service premium.

(3) Pursuant to the terms of a Restricted Stock Purchase Agreement and the Company's 1997 Performance Incentive Plan (the "1997 Plan"), Mr. Keegan purchased 50,000 shares of Common Stock for a purchase price of $.01 per share on October 3, 2000.Through October 3, 2002, the shares are subject to transfer and other restrictions and to the Company's option to repurchase under specified circumstances at a price of $.01 per share. The dollar value reported ($864,000) represents the market value of the shares at the date of grant ($17.29 per share on October 3, 2000), less the purchase price. The restrictions and the Company's option in respect of all 50,000 shares of Common Stock will lapse if Mr. Keegan continues to be an employee of the Company through October 3, 2002; provided, that, if Mr. Keegan ceases to be an employee of the Company after October 1, 2001 due to his death or disability prior to October 3, 2002, he will be entitled to receive 2,083 of the shares of Common Stock for each full month of service prior to his death or disability. Mr. Keegan receives all dividends paid on the shares of Common Stock. The value of the 50,000 shares of Common Stock (net of the purchase price) was $1,149,000 at December 29, 2000, based on a closing price on the New York Stock Exchange of $22.99 per share on that date. No other shares of restricted stock were granted, awarded or issued by the Company to any Named Officer during 2000, 1999 or 1998.

(4) No payouts were earned in 2000 pursuant to performance equity grants under the 1997 Plan for the three year performance period ended December 31, 2000.The payouts for 1999 relate to amounts earned pursuant to performance equity grants for the three year performance period ended December 31, 1999 ("1999 Performance Units"), payable 50% in shares of Common Stock and 50% in cash. The aggregate earnings per share of Common Stock during the performance period were $11.41, as adjusted, and each participant earned 59% of the 1999 Performance Units granted. The value of each 1999 Performance Unit was $27.59, the average of the high and the low sale prices of the Common Stock on December 31, 1999.The payouts indicated for 1998 relate to amounts earned pursuant to performance equity units granted for the three year performance period ended December 31, 1998 ("1998 Performance Units"), payable 50% in shares of Common Stock and 50% in cash. The aggregate earnings per share of Common Stock during the performance period were $13.63, as adjusted, and each participant earned 125.2% of the 1998 Performance Units granted. The value of each 1998 Performance Unit was $50.625, the average of the high and the low sale prices of the Common Stock on December 31, 1998.Payment of the Common Stock portions of the 1999 and 1998 Performance Units earned was automatically deferred in the form of Common Stock equivalent units (which earn dividend equivalents) for at least five years and will be payable at the election of each participant in shares of Common Stock, cash, or any combination thereof. The cash portions of the 1999 and 1998 Performance Units earned were paid (unless deferred as Common Stock equivalent units by the participant) in February 2000 and 1999, respectively. All deferred amounts are included in the table.

(5) All Other Compensation consists of: (a) for 2000 (i) the value of deferred Common Stock equivalent units ("Units") accrued as dividend equivalents during 2000 to the accounts of the Named Officers in respect of Units awarded and deferred in February of 2000, 1999, 1998 and 1997, each Unit valued at $22.99, the per share closing price of the Common Stock on December 29, 2000, and (ii) $5,100 of matching contributions to each Named Officer under the Company's Savings
         Plan; (b) for 1999 (i)
         the value of deferred Common Stock equivalent units accrued as dividend equivalents during 1999 to the accounts of the Named Officers in respect of Units awarded and deferred in February of 1999, 1998 and 1997, each Unit or portion thereof valued at $28.1875, the closing price of the Common Stock on December 31, 1999, and (ii) $4,800 of matching contributions to each Named Officer under the Company's Savings Plan; and (c) for 1998 (i) the value of Units accrued as dividend equivalents during 1998 to the accounts of the Named Officers in respect of Units awarded and deferred in February of 1998 and 1997, each Unit or portion thereof valued at $50.4375, the closing price of the Common Stock on December 31, 1998, and (ii) $4,800 of matching contributions to each Named Officer under the Company's Savings Plan.

    (6) Mr. Keegan has served as President and Chief Operating Officer since October 3, 2000.Mr.Keegan became an employee of the Company on October 1, 2000.

    (7) Mr. Valensi has served as President, European Union Region, since July 1, 1999.He served as Vice President - Europe from November 5, 1996 to June 30, 1999.

OPTION/SAR GRANTS IN 2000

         The table below shows all grants of stock options and stock appreciation rights ("SARs") during 2000 to the Named Officers. Stock Options are ordinarily granted on an annual basis, usually in December of each year. All options were granted under the Company's 1997 Performance Incentive Plan.

                                  OPTION/ SAR GRANTS TABLE
                                  OPTION/SAR GRANTS IN 2000

                                        INDIVIDUAL GRANTS
                      -----------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                      NUMBER OF SECURITIES  % OF TOTAL                             AT ASSUMED ANNUAL RATES OF
                          UNDERLYING         OPTIONS/     EXERCISE                 STOCK PRICE APPRECIATION FOR
                         OPTIONS/SARS         SARS           OR                           OPTION TERM
                           GRANTED          GRANTED TO    BASE PRICE                     (DOLLARS)(3)(4)
                          (NUMBER OF        EMPLOYEES    (DOLLARS PER  EXPIRATION  ----------------------------
NAME                       SHARES)(1)        IN 2000       SHARE)(2)     DATE          5%            10%
----                     --------------    -----------   ------------ ------------  ---------    ------------
Samir G. Gibara             170,000         5.2%            $17.68      12-04-10    $1,890,400   $4,790,600
Robert J. Keegan             80,000         2.4              17.68      12-04-10       889,600    2,254,400
                            250,000         7.6              18.25      10-03-10     2,867,500    7,272,500
Robert W. Tieken             35,000         1.1              17.68      12-04-10       389,200      986,300
Sylvain G. Valensi           28,000          .9              17.68      12-04-10       311,360      789,040
C. Thomas Harvie             28,000          .9              17.68      12-04-10       311,360      789,040
                              5,000          .2              22.75      02-06-10        71,550      181,300


NOTES TO OPTION/SAR GRANTS TABLE:

    (1) On December 4, 2000, stock options in respect of an aggregate of 2,827,745 shares of Common Stock were granted to 813 persons, including the Named Officers. On October 3, 2000, a stock option for 250,000 shares was granted to Mr. Keegan. On February 6, 2000, a stock option for 5,000 shares was granted to Mr. Harvie. In the case of each Named Officer, incentive stock options were granted on December 4, 2000 in respect of 5,000 shares. All other shares are the subject of non-qualified stock options. Each stock option will become exercisable in respect of 25% of the shares covered thereby on each of the first four anniversaries of their respective grant dates. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company or one of its subsidiaries for any reason, except that (a) upon retirement or disability of the optionee more than six months after the grant date, the stock option will become immediately exercisable and remain exercisable until its expiration date, and (b) in the event of the death of the optionee more than six months after the grant thereof, each stock option will become exercisable and remain exercisable for up to three years after the date of death of the optionee by the person or persons to whom the rights passed by his or her will or according to the laws of descent and distribution. Each option also includes the right to the automatic grant of a new option (a "reinvestment option") for that number of shares tendered in the exercise of the original stock option. The reinvestment option will have an exercise price equal to the fair market value of the Common Stock on the date of the exercise of the original stock option (which will also be the grant date of the reinvestment option) and will be subject to the same terms and conditions as the original stock option except for the reinvestment option feature.

(2) The exercise price of each stock option is equal to 100% of the per share fair market value of the Common Stock on the date granted. The option exercise price and/or withholding tax obligations may be paid by delivery of shares of Common Stock valued at the market value on the date of exercise.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. No economic benefit to the optionees is possible without an increase in price of the Common Stock, which will benefit all shareholders commensurately.

(4) In order to realize the potential values set forth in the 5% and 10% columns of the Table, the per share price of the Common Stock would be
          (i) $28.80 and $45.86, respectively, in respect of the options having an exercise price of $17.68 per share, (ii) $29.72 and $47.34, respectively, in respect of the option having an exercise price of $18.25 per share, and (iii) $37.06 and $59.01, respectively, in respect of the option having an exercise price of $22.75 per share.

OPTION/SAR 2000 EXERCISES AND YEAR-END VALUES

   The table below sets forth certain information regarding options and SARs exercised during 2000, and the value of options/SARs held at December 31, 2000, by the Named Officers.

                       OPTION/SAR EXERCISES AND YEAR-END VALUES TABLE
                         AGGREGATED OPTION/SAR EXERCISES IN 2000 AND
                               DECEMBER 31,2000 OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING
                                                             UNEXERCISED                 VALUE OF UNEXERCISED
                         SHARES                            OPTIONS/SARS AT             IN-THE-MONEY OPTIONS/SARS
                        ACQUIRED                           DECEMBER 31,2000             AT DECEMBER 31,2000
                       ON EXERCISE       VALUE            (NUMBER OF SHARES)               (DOLLARS)(1)
                       (NUMBER OF      REALIZED     ----------------------------   -------------------------------
NAME                    SHARES)       (DOLLARS)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
----                    -------       ---------     -----------    -------------   -----------      -------------
Samir G.Gibara            -0-            -0-          277,650        416,250            -0-          $  902,700

Robert J.Keegan           -0-            -0-              -0-        330,000            -0-           1,609,560

Robert W.Tieken           -0-            -0-           81,500         81,500            -0-             185,850

Sylvain G.Valensi         -0-            -0-           39,875         63,000            -0-             148,680

C.Thomas Harvie           -0-            -0-           56,500         68,500            -0-             149,880


NOTE TO OPTION/SAR EXERCISES AND YEAR-END VALUES TABLE:

    (1) Determined using $22.99 per share, the closing price of the Common Stock of the Company on December 29, 2000, as reported on the New York Stock Exchange Composite Transactions tape.

LONG TERM INCENTIVE AWARDS

     The Compensation Committee is authorized to make grants and awards under the Company's 1997 Performance Incentive Plan from time to time until December 31, 2001. Such grants and awards may be stock options, stock appreciation rights, restricted stock grants, performance grants, any other stock-based grants and awards, or any combination of such grants and awards. The table below sets forth the long term incentive grants made in 2000 to the Named Officers, all of which were performance equity unit grants made under the 1997 Performance Incentive Plan.

                     LONG TERM INCENTIVE PLAN AWARDS TABLE
                   LONG TERM INCENTIVE PLANS - AWARDS IN 2000

                                                                          ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                    NUMBER OF SHARES,                                             PRICE-BASED PLANS(2)(3)
                         UNITS OR                                       ---------------------------------------------
                       OTHER RIGHTS                                       THRESHOLD       TARGET           MAXIMUM
                       (EXPRESSED IN              PERFORMANCE           (EXPRESSED IN  (EXPRESSED IN    (EXPRESSED IN
                        NUMBER OF                   OR OTHER              NUMBER OF      NUMBER OF        NUMBER OF
                         SHARES OF                PERIOD UNTIL            SHARES OF      SHARES OF        SHARES OF
                     COMMON STOCK)                MATURATION OR            COMMON          COMMON          COMMON
NAME                    (1) (2)                     PAYOUT(2)             STOCK)(4)       STOCK)(5)        STOCK)(6)
--------------       ---------------            ------------------      -------------   -------------   -------------

Samir G. Gibara            50,000               1/1/01 to 12/31/02          15,000         50,000          75,000
                           75,000               1/1/01 to 12/31/03          22,500         75,000         112,500
Robert J. Keegan           24,000               1/1/01 to 12/31/02           7,200         24,000          36,000
                           36,000               1/1/01 to 12/31/03          10,800         36,000          54,000
Robert W. Tieken           10,000               1/1/01 to 12/31/02           3,000         10,000          15,000
                           15,000               1/1/01 to 12/31/03           4,500         15,000          22,500
Sylvain G. Valensi          8,000               1/1/01 to 12/31/02           2,400          8,000          12,000
                           12,000               1/1/01 to 12/31/03           3,600         12,000          18,000
C. Thomas Harvie            8,000               1/1/01 to 12/31/02           2,400          8,000          12,000
                           12,000               1/1/01 to 12/31/03           3,600         12,000          18,000

NOTES TO LONG TERM INCENTIVE PLAN AWARDS TABLE:

    (1) On December 5, 2000, performance equity units were granted to the Named Officers and 17 other key executives of the Company. One grant relates to a two-year performance period ending December 31, 2002 (the "2002 Units") and another grant relates to a three-year performance period ending December 31, 2003 (the "2003 Units").The number of 2002 Units and 2003 Units paid to each grantee at the end of the performance period will be determined by the extent to which the performance goals are achieved. Payouts under 2002 Units and 2003 Units will be made 50% in cash and 50% in shares of Common Stock in February of 2003 and 2004, respectively, except to the extent the grantee has elected to defer payment of all or a part of the units awarded or deferral is required by the Compensation Committee. Units deferred will be in the form of Common Stock equivalent units, which will earn dividend equivalents, payable in shares of Common Stock, in a cash amount per unit equal to the value of a share of Common Stock at the distribution date, or in any combination thereof at the election of the grantee. A grantee must be an employee at the end of the performance period to receive the proceeds of the Units; except that if such grantee dies, retires or becomes disabled prior to the end of the performance period, the grantee will receive a prorated portion of any Units earned based on the number of months during the performance period he or she was an employee.

    (2) The performance measure for 50% of each of the 2002 Units and 2003 Units is based on the Company's average annual return on invested capital during the respective performance periods, with payouts ranging from 35% of the Units if a 9% average annual return is achieved to 75% of the Units if a 15% average annual return on invested capital is achieved during the applicable performance period. The other 50% of each of the Units will be paid based on the Company's total shareholder return relative to a peer group consisting of the firms (other than the Company) included in the S&P Auto Parts & Equipment Index, with payouts ranging from 30% of the Units if the total shareholder return equals or exceeds the 30th percentile of the peer group to 75% of the Units if the Company's total shareholder return during the relevant performance period equals or exceeds the 75th percentile of the peer group.

    (3) Payouts ranging from 30% to 150% of the Units granted may be earned. The amount ultimately realized by a Named Officer or other grantee will depend on the Company's average annual total shareholder return and return on invested capital of the Company during the applicable performance period and the per share value of the Common Stock when the Units earned are ultimately paid.

     (4) Either the total shareholder return must be in the 30th percentile of the peer companies or the Company's return on invested capital must be 9% or greater before any units will be earned.

     (5) If the Company's return on invested capital is 12% and the Company's total shareholder return is in the 50th percentile of the peer companies, 100% of the Units will be earned. Other combinations of achievement in respect of the two performance criteria may also result in a payout of 100% of the Units.

     (6) If the Company's average annual return on invested capital is 15% or greater and the Company's total shareholder return is at least in the 75th percentile of the peer companies, 150% of the Units will be earned.

OTHER COMPENSATION PLAN INFORMATION

STOCK OPTIONS AND APPRECIATION RIGHTS

     At February 15, 2001, there were outstanding under the 1997 Plan and the 1989 Plan stock options in respect of 14,976,719 shares and stock appreciation rights in respect of 31,400 shares.

PERFORMANCE RECOGNITION PLAN

     On December 5, 2000, the Board of Directors of the Company approved the participation of approximately 944 key employees, including all executive officers of the Company, in plan year 2001 of the Performance Recognition Plan of the Company (the "Performance Plan"). The Committee determined the participants, established their respective target bonuses, and approved the performance criteria and goals established for each participant. Awards in respect of plan year 2001 under the Performance Plan will be made in March of 2002 contingent upon the level of achievement of the goals for each participant, the determination of the Chairman of the extent of the participant's contribution, and the Committee's determination that payment would be appropriate. Awards, if any, will be paid (except to the extent deferred by the Committee) in cash or, if the participant so elects and the Committee agrees, may be converted into deferred Common Stock equivalent unit grants under the 1997 Plan equal in amount at the date of deferral to 120% of the amount awarded, payable in Common Stock at the end of the three year deferral period. Target bonuses under the Performance Plan have been established for calendar year 2001 as follows: Mr. Gibara, $1,250,000; Mr. Keegan, $640,000; Mr. Tieken, $330,000;
Mr. Valensi, $270,000; Mr. Harvie, $270,000; and all participants (944 persons) as a group, $29,078,500.

ONE YEAR PERFORMANCE UNIT GRANTS

     On December 5, 2000, performance equity units were granted under the 1997 Plan to the Named Officers and 17 other key executives relating to a one year performance period ending December 31, 2001. The number of units paid will be determined by the extent to which the performance goals are achieved. The performance measures are based 50% on the Company's return on invested capital during 2001 and 50% on total shareholder return during 2001 relative to a peer group consisting of the firms (other than the Company) included in the S&P Auto Parts & Equipment Index. Equity Units were granted to the Named Officers as follows: Mr. Gibara, 25,000; Mr. Keegan, 12,000; Mr. Tieken, 5,000; Mr. Valensi, 4,000; and Mr. Harvie, 4,000. Payouts earned will be 50% in cash and 50% in shares of Common Stock. Payouts ranging from 30% to 150% of the units granted may be earned.

SAVINGS PLAN

     The Company sponsors the Employee Savings Plan for Salaried Employees (the "Savings Plan"). An eligible employee may contribute 1% to 22% of his or her compensation to the Savings Plan, subject to an annual contribution ceiling ($10,500 in 2001). Such contributions to the Savings Plan are not included in the current taxable income of the employee pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee contributions are invested, at the direction of the participant, in any one or more of the nine available funds and/or in mutual funds under a self directed account.

     During 2001, the Company is matching each dollar contributed by a participating employee (up to a maximum of the lesser of $10,200 or 6% of such participant's compensation during 2001) with 50 cents. Company contributions are made in cash and are invested by the Savings Plan Trustee in shares of Common Stock and held in the Goodyear Stock Fund of the Plan. Participants who are age 52 or older may transfer all or any whole percentage of their employer match funds from the Goodyear Stock Fund to any one or more of the other investment alternatives.

SEVERANCE PLAN

     The Goodyear Employee Severance Plan (the "Severance Plan") was adopted by the Company on February 14, 1989 pursuant to the authorization of the Board of Directors and upon the recommendation of the Compensation Committee.

Under the Severance Plan, if the employment of an eligible employee is involuntarily terminated (as defined in the Severance Plan) within two years following a Change in Control, such employee is entitled to receive severance pay, either in a lump sum or, at the employee's election, on a regular salary payroll interval basis, in an amount equal to the sum of (a) two weeks' pay for each full year of service with the Company and its subsidiaries completed by such employee and (b) one month's pay for each $12,000 of such employee's total annual compensation (which includes such employee's base salary rate in effect at the date of termination, plus all incentive compensation paid to such employee during the twelve months prior to his or her separation); provided, that such severance pay shall not exceed two times the total annual compensation of such employee. In addition, each such person shall receive medical benefits and basic life insurance coverage on the same basis as in effect prior to his or her separation for a period of weeks equal to the number of weeks of severance pay. Any full-time salaried employee of the Company or any of its domestic subsidiaries having at least one year of service and participating in the Retirement Plan (defined below) is eligible for benefits under the Severance Plan. Under the Severance Plan, a Change in Control is deemed to occur upon the acquisition of 35% or more of the Common Stock by any "Acquiring Person" or any change in the composition of the Board of Directors of the Company with the effect that a majority of the directors are not "continuing directors."

     If it is assumed that the Named Officers had been involuntarily terminated as of December 31, 2000 following within two years of a Change in Control, the amount of severance pay due under the Severance Plan to the Named Officers in such event would have been: Mr. Gibara, $2,871,106; Mr. Keegan $1,600,000, Mr. Tieken, $1,107,636; Mr. Valensi, $1,038,400;and Mr. Harvie, $963,592.

DEFERRED COMPENSATION PLAN

     The Company's Deferred Compensation Plan for Executives provides that an eligible employee may elect to defer all or a portion of his or her Performance Plan award and/or all or a portion of his or her annual salary in excess of $170,000 by making a timely deferral election. The deferral period options are five years, the year following retirement or in five to fifteen annual installments commencing the year following retirement. In addition, unless payment is authorized by the Compensation Committee, any cash compensation earned by any officer of the Company which, if paid as and when due, would not be deductible by the Company for Federal income tax purposes by reason of the limitations of Section 162(m) of the Code shall automatically be deferred under the Deferred Compensation Plan. Amounts deferred earn amounts equivalent to the returns on one or more of five reference investment funds, as selected by the participant.

RETIREMENT BENEFITS

     The Company maintains a Salaried Pension Plan (the "Pension Plan"), a defined benefit plan qualified under the Code, in which most salaried employees (other than employees assigned to retail store locations) of the Company, including all executive officers, are eligible to participate. The Pension Plan permits any eligible employee to make monthly optional contributions at an annual rate equal to (a) 1% of his or her annual earnings up to a maximum of $40,200, or a maximum 2001 contribution of $402.00, and (b) at an annual rate equal to 2% of such annual earnings in excess of $40,200, up to a maximum 2001 contribution of $2,596. The Pension Plan also permits the option of making contributions only on 2% of annual earnings in excess of $40,200. The Code limits the maximum amount of earnings that may be used in calculating benefits under the Pension Plan, which limit is $170,000 for 2001. The Pension Plan provides benefits to participants who have at least five years of service, including a lump sum settlement of the benefits payable under the Pension Plan upon any termination of employment.

     A non-qualified, unfunded Excess Benefits Plan which provides additional benefits to a select group of highly compensated employees is also maintained by the Company. The Excess Benefits Plan will pay benefits equal to the difference between the monthly amount paid under the Pension Plan and the monthly amount which would have been paid under the Pension Plan if calculated without the Code limitation on annual compensation in respect of which benefits may be calculated.

     The Company also maintains a Supplementary Pension Plan (the "Supplementary Plan"), a non-qualified, unfunded plan which provides additional retirement benefits to certain officers and other key employees of the Company. Participants in the Supplementary Plan do not participate in the Excess Benefits Plan. The Supplementary Plan provides pension benefits to participants who have at least 30 years of service or have at least ten years of service and have attained the age of 55. Benefits payable to a participant who retires between ages 55 and 62 are subject to a reduction of 4.8% for each full year of retirement before age 62. Prior to retirement, a participant may elect to receive, subject to approval of the Pension Committee, a lump sum settlement of the benefits payable under the Supplementary Plan.

     The table on the next page shows estimated annual benefits payable at selected earnings levels under the Pension Plan, as supplemented by the Supplementary Plan (the "Pension Plans"), assuming retirement on July 1, 2001 at age 65 after selected periods of service.

     The pension benefit amounts shown include the maximum benefits obtainable under the formula for the optional contributory portion of the Pension Plan and under the Supplementary Plan and assume payments are made on a five year certain and life annuity basis (and not under any of the various survivor options or the lump sum option) and are not subject to any deduction for social security or any other offsets. Pension benefits are based on the participant's highest average monthly earnings, consisting of salary and cash payments under the Performance Recognition Plan, for any period of 60 consecutive months within the 120 months immediately preceding his or her retirement (assuming full participation in the contributory feature of the Pension Plan), with monthly benefits ranging from as low as 21% of such earnings in the case of a participant who retires after 10 years of service to as high as 62% of such earnings in the case of a participant who retires after 45 years of service.

                               PENSION PLAN TABLE
            ESTIMATED ANNUAL BENEFITS UPON RETIREMENT AT JULY 1,2001,
                        FOR YEARS OF SERVICE INDICATED.

5 YEAR AVERAGE
    ANNUAL
REMUNERATION          15 YEARS         20 YEARS      25 YEARS      30 YEARS     35 YEARS      40 YEARS       45 YEARS
--------------       ---------        ---------     ---------     ---------    ---------     ---------      ---------
$  400,000           $ 117,428        $ 149,608     $ 171,482     $ 193,078    $ 203,715     $ 214,176      $ 224,618
   500,000             150,428          191,608       219,482       247,078      260,715       274,176        287,618
   750,000             232,928          296,608       339,482       382,078      403,215       424,176        445,118
 1,000,000             315,428          401,608       459,482       517,078      545,715       574,176        602,618
 1,250,000             397,928          506,608       579,482       652,078      688,215       724,176        760,118
 1,500,000             480,428          611,608       699,482       787,078      830,715       874,176        917,618
 1,750,000             562,928          716,608       819,482       922,078      973,215     1,024,176      1,075,118
 2,000,000             645,428          821,608       939,482     1,057,078    1,115,715     1,174,176      1,232,618
 2,250,000             727,928          926,608     1,059,482     1,192,078    1,258,215     1,324,176      1,390,118
 2,500,000             810,428        1,031,608     1,179,482     1,327,078    1,400,715     1,474,176      1,547,618

     Earnings covered by the Pension Plans are substantially equivalent to the sum of the amounts set forth under the "Salary" and "Bonus" columns of the Summary Compensation Table in respect of each of the Named Officers. The years of credited service under the Plans for each of the Named Officers are: Mr. Gibara, 34 years; Mr. Keegan, 29 years; Mr. Tieken, 6 years; Mr. Valensi, 35 years; and Mr. Harvie, 5 years.

EMPLOYMENT AGREEMENT

     Mr. Keegan and the Company entered into an agreement, dated September 11, 2000, which provides, among other things, for the employment of Mr. Keegan as President and Chief Operating Officer.

     Under the agreement, Mr. Keegan receives an initial base salary of $800,000 per year, a bonus for 2000 of $432,000, and an annual bonus beginning in 2001, with an annual target payout of $640,000 and the actual payouts to range from zero to 100% (adjusted by the Compensation Committee to a maximum of 200%) depending on the achievement of annual financial and other goals established by the Compensation Committee. In accordance with the agreement and determinations of the Compensation Committee, Mr. Keegan was also granted a stock option for 250,000 shares of Common Stock on October 3, 2000, at an $18.25 per share exercise price. The agreement also contemplated that Mr. Keegan would receive annual stock option grants for 140,000 shares of Common Stock, subject to reduction if he is awarded performance unit grants. As contemplated by the Agreement, on December 4, 2000, he was awarded a stock option for 80,000 shares of Common Stock at an exercise price of $17.68 per share and on December 5, 2000 he was awarded performance unit grants for 12,000 units for the performance period ending December 31, 2001, for 24,000 units for the performance period ending December 31, 2002, and for 36,000 units for the performance period ending December 31, 2003.

     In accordance with the agreement and under the 1997 Plan, the Company and Mr. Keegan entered into a Restricted Stock Purchase Agreement dated October 3, 2000, pursuant to which he was granted the right to purchase, and he purchased, 50,000 shares of the Company's Common Stock for $.01 per share, which shares may not be transferred by Mr. Keegan prior to October 3, 2002 and are subject to a repurchase option whereby the Company may repurchase all or a portion of such shares at $.01 per share through October 3, 2002 if Mr. Keegan ceases to be employed by the Company for any reason prior to October 3, 2002, except that, in the event of his death or total disability at any time subsequent to October 2, 2001, the Company's purchase option shall terminate in respect of that number of shares equal to 2,083 multiplied by the number of months Mr. Keegan was employed by the Company.

     If Mr. Keegan's employment by the Company is terminated for any reason other than cause prior to October 1, 2003 he will receive, and if he is not appointed the chief executive officer of the Company by October 1, 2003 he may elect to receive, a severance payment equal to thirty-six months of his base salary plus target bonus at the time of his exit.

     Mr. Keegan will also receive a total pension benefit equal to what he would have earned under the Company's pension plans if his service with the Company were equal to the total of his service with the Company and Eastman Kodak Company (equivalent to 29 years of service).The agreement also provides that Mr. Keegan is entitled to receive a $10,000 relocation allowance and the same non-salary benefits generally made available to executive officers of the Company.

DIRECTORS' COMPENSATION

     Directors of the Company who are not officers or employees of, or consultants to, the Company or any of its subsidiaries receive, as compensation for their services to the Company as a director, $8,750 per calendar quarter, plus $1,700 for each Board and committee meeting attended. Travel and lodging expenses incurred in attending Board and committee meetings are paid by the Company. A director who is also an officer or an employee of, or a consultant to, the Company or any of its subsidiaries does not receive additional compensation for his or her services as a director.

     On February 2, 1996, the Company adopted the Outside Directors' Equity Participation Plan (the "Directors' Equity Plan") for directors who are not current or former employees of the Company or a subsidiary. Each eligible director on February 2, 1996 was awarded a special accrual in accordance with a formula designed to reflect prior service.

     Under the Directors' Equity Plan, on the first business day of each calendar quarter each eligible director who has been a director for the entire preceding calendar quarter will have $2,500 accrued to his or her plan account, which amount will be converted into units equivalent in value to shares of Common Stock ("share equivalents") at the fair market value of the Common Stock on the accrual date. The share equivalents in each participant's Plan account will be deemed to receive dividends at the same rate as the Common Stock, which dividends will also be converted into share equivalents in the same manner.

     The Directors' Equity Plan also permits each participant to annually elect to have 25%, 50%, 75% or 100% of his or her retainer and meeting fees deferred and converted into share equivalents on substantially the same basis. The Board of Directors believes the Directors' Equity Plan further aligns the interests of directors with the interests of shareholders by making part of each director's compensation dependent on the value and appreciation over time of the Common Stock.

     A director is entitled to benefits under the Directors' Equity Plan after leaving the Board of Directors unless the Board of Directors elects to deny or reduce benefits, except that benefits may not be denied or reduced if prior to leaving the Board of Directors he or she either (i) attained the age of 70 with at least five years of Board service or (ii) attained the age of 65 with at least ten years of Board service. The share equivalents will be converted to a dollar value at the price of the Company's Common Stock on the later of the first business day of the seventh month following the month during which the participant ceases to be a director or the fifth business day of the year next following the year during which the participant ceased to be a director. Such amount will be paid in ten annual installments or, at the discretion of the Compensation Committee, in a lump sum or in fewer than ten installments beginning on the tenth day following the aforesaid conversion from share equivalents to a dollar value. Amounts in Plan accounts will earn interest from the date converted to a dollar value until paid at a rate one percent higher than the prevailing yield on United States Treasury securities having a ten year maturity on the conversion date.

     The share equivalent units accrued to the accounts of the participating directors under the Directors' Equity Plan at February 16, 2001 are set forth in the "Deferred Share Equivalent Units" column of the Beneficial Ownership of Management table on page 9.

     The Company also sponsors a Directors' Charitable Award Program funded by Company purchased and owned life insurance policies on the lives of pairs of directors. The Company will donate $1 million per director to one or more qualifying charitable organizations recommended by the paired directors after both of the paired directors are deceased. Assuming current tax laws remain in effect, the Company will recover the cost of the program over time with the proceeds of the insurance policies purchased. Individual directors will derive no financial benefit from the program.

OTHER MATTERS

     During 2000, the Company and its subsidiaries in the ordinary course of their business and at competitive prices and terms made sales to or purchases from, or engaged in other transactions with, corporations of which certain of the Company's nonemployee directors are executive officers and/or directors. The Company does not consider the transactions to be material to its business and believes such transactions were not material in relation to the business of such other corporations or the interests of the directors concerned.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers to file reports of ownership and changes in ownership in the Com-pany's equity securities with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on a review of the copies of Forms 3 and 4 received by the Company, and on written representations from certain directors and officers that no updating Section 16(a) forms were required to be filed by them, the Company believes that no director or officer of the Company filed a late report or failed to file a required report under
Section 16(a) of the Exchange Act during or in respect of the year ended December 31, 2000. To the knowledge of the Company, during 2000 there was no person required to file reports under Section 16(a) of the Exchange Act as the owner of 10% or more of the Common Stock or any other class of the Company's equity securities and, accordingly, the Company is not aware of any such owner's failure to file a required report on a timely basis during 2000.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of the Company has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries to be set forth in the Company's 2000 Annual Report to Shareholders and at Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with management of the Company and PricewaterhouseCoopers LLP, independent accountants for the Company.

     The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements.

     The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     Based on the review and discussions with management of the Company and PricewaterhouseCoopers LLP referred to above, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the year ended December 31, 2000 in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and in the Company's 2000 Annual Report to Shareholders.

February 5, 2001

                               THE AUDIT COMMITTEE
                          George H. Schofield, Chairman
John G. Breen                                               Thomas H. Cruikshank
William E. Butler                                           Katherine G. Farley
                             William J. Hudson, Jr.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE POLICIES AND PRACTICES

     The Board of Directors of the Company (the "Board") has delegated to the Compensation Committee of the Board (the "Committee") primary responsibility for establishing and administering the compensation programs of the Company for its executive officers and other key personnel. In performing its duties, the Committee meets with the Chief Executive Officer to review compensation policy and specific levels of compensation paid to the executive officers and other key personnel, administers the Company's plans for its executive officers and certain other key personnel and reports and makes recommendations to the Board regarding executive compensation policies and programs.

   The Committee annually reviews the Company's executive compensation practices to determine whether the Company's executive compensation practices (a) enable the Company to attract and retain qualified and experienced executive officers and other key personnel, (b) will motivate executive officers and other key personnel to attain appropriate short term and long term performance goals and to manage the Company for sustained long term growth, and
(c) align the interests of executive officers and other key personnel with the interests of the shareholders.

     The Company provides compensation in the form of:(1) competitive salaries;(2) annual cash bonuses based on performance measured against specific goals;and (3) long term compensation in the form of Common Stock of the Company and cash pursuant to performance unit grants with multi-year performance periods and stock options granted at the fair market value of the Common Stock on the date of grant.

     Other elements of compensation, such as retirement, health and life insurance benefits, are also considered by the Committee in its evaluation of the compensation package provided to the Company's executive officers.

     The Company's executive compensation pro- grams are designed so that a substantial percent- age of each executive officer's compensation is dependent upon corporate performance and appreciation in the value of the Company's Common Stock.

     In addition, the Committee desires to encourage ownership of Common Stock by the executive officers of the Company by providing forms of performance based incentive compensation that give executive officers the opportunity to acquire shares of Common Stock. In furtherance of this objective, the Chief Executive Officer reviews ownership levels among the executive officers and reports them to the Committee.

     Section 162(m) of the Internal Revenue Code (the "Code") provides that compensation paid to a public company's chief executive officer and its four other highest paid executive officers in tax years 1994 and thereafter in excess of $1 million is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Alternatively, such compensation may be deferred until the executive officer is no longer a covered person under Section 162(m) of the Code. Any compensation subject to the Section 162(m) limitations will be automatically deferred until the payment of such compensation would be deductible by the Company except in those cases where the Committee determines that nondeductible payments would be consistent with the Company's compensation philosophy and in the best interests of the Company and its shareholders.

COMPENSATION OF EXECUTIVE OFFICERS

     SALARIES AND ANNUAL BONUS. The Committee met with the Chief Executive Officer to receive his recommendations regarding 2000 adjustments to the salary and annual bonus guidelines for each executive officer. The guidelines for each position were based primarily on market data from two generally available surveys of the salary and annual bonus practices of other companies. Each of the surveys included compensation data compiled from at least 300, and in one case more than 600, companies. The Committee generally seeks to establish salary and annual performance bonus guidelines at levels that approximate the median (the 50th percentile) of such kinds of compensation paid by companies included in the surveys. The median survey compensation for each position was determined utilizing regression analysis based on revenues. In addition to the individual position data surveys, six other general surveys indicating past, present and projected salary and bonus structures and annual increases for executive positions were reviewed.

     The Committee also considered the Chief Executive Officer's recommendations, which were based in substantial part on the aforesaid guidelines as well as on certain subjective factors, including his evaluation of the performance of each executive officer, the performance of the Company and general economic and competitive conditions.

     In 2000, salaries of the executive officers named in the Summary Compensation Table (the "Named Officers") were an average of 5.4% lower than the median indicated by the guidelines and 6.2% higher than in 1999. The aggregate salaries paid to all executive officers during 2000 were 7.7% higher than in 1999. Salaries in 2000 averaged approximately 88% of total annual cash compensation paid to the Named Officers and 90% of total annual cash compensation paid to all executive officers.

     Pursuant to the Company's Performance Recognition Plan, the Committee established, based on the recommendations of the Chief Executive Officer, the target amount of the annual performance bonus for each executive officer and reviewed and adopted performance goals for plan year 2000. Payouts could have ranged from zero to 200% of the target amounts depending on the performance levels achieved with respect to earnings before taxes ("EBT"), cash flow and other individual goals. The target annual incentive compensation levels (assuming payout at 100% of target) for 2000 represented approximately 39% of total 2000 annual cash (salary and bonus) compensation, which was substantially the same proportion as the median level established by the aforesaid surveys.

     The goals for 2000 were both quarterly and annual goals, with up to 20% of the target amount available for payout in respect of each quarter and for the four quarters cumulatively, and up to 100% of the target amounts available for payout in respect of the entire year. Each quarterly payout amount depended on EBT and cash flow levels attained. The quarterly targets were based 50% on total corporate EBT and 50% on total corporate cash flow for certain executive officers and 25% on total corporate EBT, 25% on the EBT of a specified business unit, 25% total corporate cash flow and 25% on the cash flow of the relevant business unit for other executive officers. The annual targets were based 40% on total corporate EBT, 40% on total corporate cash flow and 20% on the individual goals assigned to the officer, except that, in the case of certain officers, the EBT and cash flow goals were weighted 20% on total corporate EBT, 20% on the EBT for a specified business unit, 20% on total corporate cash flow, and 20% on the cash flow of the relevant business unit.

     The quarterly EBT and cash flow goals for 2000 were achieved by the Company and some operating units at various levels for the first and second quarterly periods and at relatively low levels for the third and fourth quarters, the four quarters cumulatively, and for the year. Payouts were made for the first and second quarters, averaging 16% of the target levels for the Company and the various operating units. However, due to the Company's performance the Committee decided not to make any payouts in respect of the third and fourth quarters, for the four quarters cumulatively, or in respect of the annual targets. The Performance Recognition Plan payments represented an average of approximately 12% of annual cash compensation of the Named Officers and 10% of the total 2000 annual cash compensation of the Company's executive officers.

     LONG TERM COMPENSATION. A significant portion of the total compensation package of each executive officer is contingent upon the performance of the Company. Long term performance based compensation is designed to represent approximately 65 to 70% of total annual compensation of each executive officer if target payouts are achieved.

     Prior to 2000, long term compensation included stock options and performance grants which measured performance over a three-year period based on the Company's cumulative net income per share. Performance grants were designed to comprise approximately 50% of target long term compensation. No performance unit grants were granted for 2000. In lieu of performance grants, the committee granted additional stock options.

     The Committee, in its annual review of the Company's compensation arrangements and in the course of establishing the Company's total compensation system for 2001, concluded it would be appropriate to again make performance grants with multi-year performance periods a substantial portion (approximately 50%) of target long term compensation for 2001.

     Accordingly, performance unit grants were granted under the 1997 Plan on December 5, 2000 for two and three year performance periods ending December 31, 2002 and 2003, respectively. The performance criteria for each performance period is based 50% on the Company's total shareholder return during the period relative to a peer group, namely the firms (other than the Company) comprising the S&P Auto Parts and Equipment Index, and 50% on the Company's average annual return on invested capital during the performance period. In addition, similar performance unit grants were granted for a one year performance period ending December 31, 2001 as a part of the Company's annual incentive bonus compensation.

     No payouts were made in respect of the performance grants made in December 1997 for the three year performance period ended December 31, 2000. The Cumulative Net Income Per Share of Common Stock of $10.77 per share during the performance period required in order for any payout to be made was not achieved.

     The Committee annually grants stock options to officers and other key employees of the Company. The Committee believes that annual grants of stock options provide additional long term incentives to improve future Company performance. All options are granted at a per share exercise price equal to the market value of the Common Stock on the date of grant.

     The Committee is provided survey information regarding the option granting practices of other manufacturing companies of similar size in order to determine if the Company's grants are competitive. The Committee believes that options should be granted once each year and that, under ordinary circumstances, each year each executive officer should be granted options in respect of shares having approximately the same dollar value, determined using the standard growth methodology applied in respect of an independent 1998 survey of 43 manufacturing companies (having median annual sales of approximately $19.0 billion), subject to variation to reflect changes in the responsibility or performance of the executive officer or changes in the performance or circumstances of the Company.

     Within the guideline ranges established using the survey, the size of individual stock option grants were determined primarily on the basis of the responsibilities of each executive officer. Recent Company performance, prior grants and the prior performance of the executive officer were also considered in determining the size of the grant.

     On December 4, 2000, stock options in respect of 2,827,745 shares of Common Stock were granted pursuant to the 1997 Plan at an exercise price of $17.68 per share (the fair market value of the Common Stock on that day) to 813 executive officers and key employees, which options expire on December 4, 2010. In addition, Mr. Keegan was granted an option for 250,000 shares at an exercise price of $18.25 per share on October 3, 2000 and Mr. Harvie was granted an option for 5,000 shares at an exercise price of $22.75 per share on February 6, 2000. The options provide for the automatic grant of new "reinvestment options" for that number of shares of Common Stock tendered as payment of the exercise price. The reinvestment option will be granted at an exercise price equal to the fair market value of the Common Stock on the date the original option is exercised.

     EMPLOYMENT AGREEMENT. The compensation of Mr. Keegan, who joined the Company on October 1, 2000 and was elected President and Chief Operating Officer and a director on October 3, 2000, is governed by the terms of an agreement dated September 11, 2000, which was approved by the Committee and provides that, among other things, his initial annual base salary was $800,000 and his annual bonus for 2000 was $432,000. As contemplated by the agreement, Mr. Keegan was granted a stock option for 80,000 shares on December 4, 2000 and performance units in respect of an aggregate of 72,000 shares of Common Stock on December 5, 2000. As provided in the agreement, on October 3, 2000 Mr. Keegan was granted a stock option in respect of 250,000 shares of Common Stock and awarded 50,000 shares of Common Stock pursuant to a Restricted Stock Purchase Agreement dated October 3, 2000, which shares are subject to the Company's repurchase option and certain other restrictions for two years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Gibara is the Chairman of the Board and Chief Executive Officer of the Company. The Committee reviewed Mr. Gibara's compensation in the same manner as described above for the other executive officers. In light of the overall performance of the Company, the Committee did not increase Mr. Gibara's monthly salary rate in 2000.

Pursuant to the Performance Plan for 2000, the Committee established a target bonus of $1,066,600 for Mr. Gibara, the payout of which was subject to adjustment from zero to 200% of the target amount depending on the extent to which total Company EBT and cash flow goals were achieved. The Company achieved some of the EBT and cash flow goals for each quarter and the year 2000. Accordingly, Mr. Gibara earned 16% of his target bonus in respect of the first and second quarters. As with all other participants, no payout was made in respect of the third and fourth quarter or the cumulative quarterly targets or in respect of the annual targets. Mr. Gibara elected to defer his Performance Plan payout earned in respect of 2000 pursuant to the Company's Deferred Compensation Plan for Executives. As a result, the award was not subject to the deduction limitation of Section 162(m) of the Code.

     Mr. Gibara was granted stock options based on the same guidelines applied by the Committee in respect of the stock option grants to the other executive officers. On December 6, 1999, he was granted stock options in respect of 250,000 shares of Common Stock in respect of 2000. Mr. Gibara was granted a stock option in respect of 170,000 shares of Common Stock in respect of 2001 on December 4, 2000. All options provide for the automatic grant of reinvestment options.

February 6, 2001

                           THE COMPENSATION COMMITTEE

                            John G. Breen, Chairman
               Katherine G. Farley           Steven A. Minter
               William J. Hudson, Jr.        Agnar Pytte
                               Martin D. Walker

                                PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder returns of the Common Stock of the Company ("Goodyear Common"), the Standard & Poor's 500 Composite Stock Index (the "S&P 500") and the Dow Jones Auto Parts Index (the "Dow Auto Parts") at each December 31 during the period beginning December 31, 1995 and ending December 31, 2000. The graph assumes the investment of $100 on December 31, 1995 in Goodyear Common, in the S&P 500 and in the Dow Auto Parts. Total shareholder return was calculated on the basis that in each case all dividends were reinvested.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  GOODYEAR COMMON, S&P 500 AND DOW AUTO PARTS


                                    [GRAPH]




       December 31,         1995         1996         1997         1998         1999         2000

       GOODYEAR COMMON     100.00       115.65       146.06       118.11        67.32        58.20
       S&P 500             100.00       122.96       163.98       210.84       255.22       231.98
       DOW AUTO PARTS      100.00       117.81       151.33       149.56       153.43       112.04

                                 MISCELLANEOUS


SUBMISSION OF SHAREHOLDER PROPOSALS

     If a shareholder desires to have a proposal included in the Proxy
Statement and Proxy of the Board of Directors for the 2002 annual meeting of shareholders, such proposal shall conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company prior to the close of business on October 28, 2001. In addition, if a shareholder intends to present a proposal at the Company's 2002 annual meeting without the inclusion of such proposal in the Company's proxy materials and written notice of such proposal is not received by the Company on or before January 10, 2002, proxies solicited by the Board of Directors for the 2002 annual meeting will confer discretionary authority to vote on such proposal if presented at the meeting. Shareholder proposals should be sent to the executive offices of the Company, 1144 East Market Street, Akron, Ohio 44316-0001, Attention: Office of the Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SAVINGS PLAN SHARES

     A separate "Confidential Voting Instructions" card is being sent to each employee or former employee of the Company participating in one or more of the Employee Savings Plans in which shares of Common Stock are held in a Savings Plan trust for the account of such participant. Shares of Common Stock held in a Savings Plan trust will be voted by the Plan trustee as instructed by Plan participants. Shares held in a Savings Plan trust for which voting instructions are not received will be voted by the Plan trustee in the same proportion as it votes shares for which voting instructions were received from participants in that Savings Plan.

INTERNET AND TELEPHONE VOTING

     You may vote your shares using the Internet by accessing the following web site:

                       http://www.goodyear.com/us/investor

or by making a toll free telephone call within the United States of America or Canada using a touch-tone telephone to the following toll-free number:

                                 1-877-779-8683

and, in each case, following the screen or voice instructions. You should have your proxy card available when you call or access the web site.

10-K REPORT

     Interested shareholders may obtain a copy of the Company's Annual Report on Form 10-K for 2000 to the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

    Investor Relations
    The Goodyear Tire & Rubber Company
    1144 East Market Street
    Akron, Ohio 44316-0001

or by a telephone call to:515-263-6408.

COSTS OF SOLICITATION

     The costs of solicitation of proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to assist the Company in the distribution of the proxy materials and the solicitation of proxies for an estimated fee of $12,000 plus reimbursement of reasonable out-of-pocket expenses. Georgeson Shareholder Communications Inc. may solicit proxies from shareholders by mail, telephone, telex, telegram or personal call or visit. In addition, officers or other employees of the Company may, without additional compensation therefor, solicit proxies in person or by telephone.

February 26, 2001

                                By Order of the Board of Directors

                                /s/ C. Thomas Harvie

                                C. Thomas Harvie, Secretary

                                   APPENDIX A
                                   ----------

                         REVISED AUDIT COMMITTEE CHARTER


     The purpose of this Charter is to codify the responsibilities of the Audit Committee. The Committee will review and reassess the adequacies of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

THE AUDIT COMMITTEE

     The Board of Directors will appoint the members of the Audit Committee. The Committee shall be composed of no fewer than three independent directors, each being financially literate, and at least one member will have accounting or related financial management expertise, as such qualifications are interpreted by the Board of Directors in its business judgment.

MISSION STATEMENT

     The Audit Committee will review for the Board of Directors the activities of the Company's internal auditors and its independent accountants, and evaluate the Company's organization, internal controls, policies, procedures, and practices to determine whether they are reasonably designed to assure the accuracy and adequacy of the Company's records and financial statements, and to provide for the safekeeping of the assets of the Company. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management and the internal and external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business, operations and risks.

RESPONSIBILITIES

     The Committee shall:

     1. Review the annual audit plan and the results thereof of the independent accountants and internal auditors.

     2. Review the activities of the independent accountants and the internal auditors.

     3. Review the Company's annual financial statements in conjunction with management and the independent accountants, including a discussion with the independent accountants of matters required to be discussed by Statement of Auditing Standards No. 61. Such review is to be completed prior to recommending approval by the Board of Directors and publication to shareholders.

     4. Review with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     5. Review and approve the annual audit fees, including total fees for non-audit services rendered by the independent accountants.

     6. Recommend to the Board of Directors the retention or replacement of the principal independent accountants retained by the Company for the ensuing year.

     7. Review the Company's system of internal controls and receive a direct report in this connection from the independent accountants, the internal auditors, and the Company's General Counsel.

     8. Ensure that the independent accountants provide a formal written statement delineating all relationships between the independent accountants and the Company, consistent with the provisions of Independence Standards Board Standard No.1.

     9. Discuss with the independent accountants any disclosure made pursuant to Item 8 above that may impact the objectivity and/or independence of the independent accountants and take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the independent accountants.

     In addition, the Audit Committee shall perform such other responsibilities as may be delegated to it by the Board of Directors from time to time.



                                     -A-1-

MEETINGS

     Meetings of the Audit Committee shall be held at least three times a year and will be called by the Chairman of the Committee. The Chief Financial Officer, in consultation with the Chairman of the Audit Committee, shall prepare an agenda for each meeting. In addition to the members of the Audit Committee and the independent accountants, the following Company officials shall attend each meeting: the Chairman of the Board and Chief Executive Officer (at his discretion), the Chief Financial Officer, the Principal Accounting Officer, and the General Counsel. Other officials may attend when invited by the Committee. The Audit Committee shall also conduct private meetings with the independent accountants and the senior internal audit executive at the Committee's discretion.

     In addition to the above meetings, the Chairman of the Audit Committee will meet quarterly with the independent accountants and the Chief Financial Officer or his designee, either by telephone or in person, to discuss the interim financial statements prior to their release.

INDEPENDENT ACCOUNTANTS

     The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (and to recommend the ratification by the shareholders of the appointment of the independent accountants).

DEFINITION OF INDEPENDENT DIRECTOR

     The Board of Directors hereby determines that members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. An Audit Committee member shall:

     - not currently be or previously (5 years) have been employed by the Company or any of its subsidiaries or other affiliates;

     - not receive any compensation from the Company except in the form of director's fees or under a retirement or other benefit plan for non-employee directors;

     - not be an immediate family member of any executive officer of the Company or any of its subsidiaries or other affiliates;

     - not be a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or have any direct business relationships with the Company, unless the Board of Directors determines in its business judgment that the relationship is not material to the Company, the director or prospective director, and, if applicable to the organization with which the director is affiliated and that the relationship does not and will not interfere with the director's exercise of independent judgment;

     - not be employed as an executive of another corporation where any of the Company's executives serve on that corporation's compensation committee.


                                     -A-2-

                                GOODYEAR [LOGO]











700-862-928-675

LOT 8396


P                               [GOODYEAR LOGO]
R
O   CONFIDENTIAL VOTING INSTRUCTIONS -- 2001 ANNUAL MEETING OF SHAREHOLDERS
X          THE GOODYEAR TIRE & RUBBER COMPANY EMPLOYEE SAVINGS PLANS
Y           SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOODYEAR


The proxy soliciting materials furnished by the Board of Directors of The Goodyear Tire & Rubber Company in connection with the Annual Meeting of Shareholders to be held on Monday, April 2, 2001, are delivered herewith.

Under each Employee Savings Plan in which you participate ("Plan"), you have the right to give written instructions to the Trustee for such Plan to vote as you specify the number of full shares of Common Stock of The Goodyear Tire & Rubber Company representing your proportionate interest in each such Plan on February 15, 2001.

If you wish to have such shares voted by the Trustee, please sign the authorization on the reverse side of this card and return it in the accompanying envelope. If you do not sign and return this Confidential Voting Instructions Card in the envelope provided, shares of the Common Stock held for your account in each Plan will be voted by the Trustee in the same proportion as it votes shares for which Confidential Voting Instructions are received by the Trustee from other participants in that Plan.

I hereby instruct the Trustee to vote (or cause to be voted) all shares of Common Stock of The Goodyear Tire & Rubber Company credited to my account under each Plan at February 15, 2001 at the Annual Meeting of Shareholders to be held on April 2, 2001 and at any adjournment thereof as indicated on the reverse side hereof or, if not so indicated, as recommended by the Board of Directors.

UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, IF YOU SIGN AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD THE TRUSTEE WILL VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR, WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES WITH RESPECT TO THE THREE NOMINEES FOR CLASS II DIRECTOR (ITEM 1 ON REVERSE
SIDE), FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON REVERSE SIDE), AND AGAINST THE SHAREHOLDER PROPOSAL (ITEM 3 ON REVERSE SIDE).

       IF YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING, PLEASE MARK THE BOX
                         INDICATED ON THE REVERSE SIDE.

  THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD IS CONTINUED ON THE REVERSE SIDE.
       PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -




                         ANNUAL MEETING OF SHAREHOLDERS

                       THE GOODYEAR TIRE & RUBBER COMPANY




                                  APRIL 2, 2001

                                   10:00 A.M.


                              OFFICE OF THE COMPANY
                                GOODYEAR THEATER
                             1201 EAST MARKET STREET
                                   AKRON, OHIO



                      PLEASE VOTE -- YOUR VOTE IS IMPORTANT
                      =====================================

                             --                                       |
[X]  PLEASE MARK             |                                        |    8396
     YOUR VOTES AS IN THIS                                            |____
     EXAMPLE.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AND FOR
ITEM 2 AND AGAINST ITEM 3.
--------------------------------------------------------------------------------

                            NOMINEES:
                            Class II Directors--          Class I Director--
FOR ALL  [ ] WITHHOLD   [ ] Each to serve a 3-year term:  To serve 1-year term:
NOMINEES     AUTHORITY
             AS TO ALL      01 John G. Breen              04 William E. Butler
             NOMINEES       02 Edward T. Fogarty
                            03 Robert J. Keegan

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

     ----------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. Ratification of                 FOR   AGAINST    ABSTAIN
appointment of
PricewaterhouseCoopers LLP as           [ ]     [ ]        [ ]
Independent Accountants.

ITEM 3. Shareholder Proposal -          [ ]     [ ]        [ ]
Requesting Board to take
action to declassify the Board
of Directors.

I plan to attend the Annual             [ ]
Meeting of Shareholders.


Authorization: I acknowledge receipt of the Notice of 2001 Annual Meeting and Proxy Statement. I hereby instruct the trustee to vote by proxy, in the form solicited by the Board of Directors, the number of full shares in my Plan account(s) as specified above, or, if not specified above, as recommended by the Board of Directors.

-----------------------------------------
Signature         DATE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                   PLEASE READ THE VOTING INSTRUCTIONS BELOW

Your vote is important. Please take the opportunity to use one of the three voting methods described below to cast your vote.

Please consider the issues discussed in the proxy statement and:

[GRAPHIC    o     VOTE BY INTERNET -- Access the World Wide Web site at
OMMITTED]         http://www.goodyear.com/us/investor to vote via the Internet.

                  You will be prompted to enter your 8 to 12 digit control number printed at the top of this card. Then, follow the voting instructions. YOU CAN ALSO REGISTER AT THIS SITE TO ACCESS FUTURE PROXY MATERIALS ELECTRONICALLY.

[GRAPHIC    o     VOTE BY  TELEPHONE  -- Use a  touch-tone  telephone to vote by
OMMITTED]         phone toll free from the U.S. or Canada.  You will be prompted to enter your 8 to 12 digit control number printed at the top of this card. Simply dial 1-877-779-8683 and follow the instructions. When you are finished voting, your vote will be confirmed and the call will end.

[GRAPHIC    o     VOTE BY MAIL -- Complete, date, sign and mail the proxy card
OMMITTED]         in the postage-paid envelope included with your proxy
                  materials  or send it to  Goodyear,  c/o First  Chicago  Trust
                  Company  of New  York,  P.O.  Box  8648,  Edison,  New  Jersey
                  08818-9147.

You can vote by phone or via the Internet anytime prior to MIDNIGHT EASTERN TIME on April 1st, 2001. If you do so, you do not need to mail in your proxy card.

--------------------------------------------------------------------------------

Lot 5722



P                               [GOODYEAR LOGO]

                       THE GOODYEAR TIRE & RUBBER COMPANY

                  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a holder (or designated proxy) of shares of the Common Stock of The Goodyear Tire & Rubber Company, hereby appoints SAMIR G. GIBARA, STEVEN A. MINTER and MARTIN D. WALKER, and each or any of them, the proxies or proxy of the undersigned, with full power of substitution, to represent the undersigned, and to vote all of the shares of Common Stock that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held at its offices in Akron, Ohio, on Monday, April 2, 2001, at 10:00 A.M., Akron time, and at any and all adjournments thereof; with the power to vote said shares for the election of four Directors of the Company (with discretionary authority to cumulate votes), upon the other matters listed on the reverse side hereof and upon all other matters as may properly come before the meeting or any adjournment thereof. This Proxy is given and is to be construed according to the laws of the State of Ohio.

UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, THE PROXY WILL BE VOTED: FOR ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED ON THE REVERSE SIDE, WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES WITH RESPECT TO THE THREE NOMINEES FOR CLASS II DIRECTOR (ITEM 1 ON THE REVERSE SIDE), FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON THE REVERSE SIDE), AND AGAINST THE SHAREHOLDER PROPOSAL (ITEM 3 ON THE REVERSE SIDE).

                 IF YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING,
               PLEASE MARK THE BOX INDICATED ON THE REVERSE SIDE.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

                 PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                            - FOLD AND DETACH HERE -

                         ANNUAL MEETING OF SHAREHOLDERS
                       THE GOODYEAR TIRE & RUBBER COMPANY



                                  APRIL 2, 2001
                                   10:00 A.M.



                              OFFICE OF THE COMPANY
                                GOODYEAR THEATER
                             1201 EAST MARKET STREET
                                   AKRON, OHIO



                      PLEASE VOTE-- YOUR VOTE IS IMPORTANT
                      ====================================

                             --                                       |
[X]  PLEASE MARK             |                                        |    5722
     YOUR VOTES AS IN THIS                                            |_____
     EXAMPLE.

The undersigned hereby acknowledges receipt of Notice of 2001 Annual Meeting of Shareholders and Proxy Statement.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AND FOR
ITEM 2 AND AGAINST ITEM 3.
--------------------------------------------------------------------------------

                            NOMINEES:
                            Class II Directors--         Class I Director--
FOR ALL  [ ] WITHHOLD   [ ] Each to serve a 3-year term: To serve 1-year term:
NOMINEES     AUTHORITY
             AS TO ALL      01 John G. Breen             04 William E. Butler
             NOMINEES       02 Edward T. Fogarty
                            03 Robert J. Keegan

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

       -----------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. Ratification of                 FOR   AGAINST    ABSTAIN
appointment of
PricewaterhouseCoopers LLP as           [ ]     [ ]        [ ]
Independent Accountants.

ITEM 3. Shareholder Proposal -          [ ]     [ ]        [ ]
Requesting Board to take
action to declassify the Board
of Directors.

I plan to attend the Annual             [ ]
Meeting of Shareholders.

PLEASE SIGN NAME EXACTLY AS IT APPEARS ABOVE. EACH JOINT OWNER SHOULD SIGN. PLEASE INDICATE TITLE IF YOU ARE SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN, GUARDIAN OR CORPORATE OFFICER.


--------------------------------------
SIGNATURE         DATE


--------------------------------------
SIGNATURE         DATE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                [GOODYEAR LOGO]

                   PLEASE READ THE VOTING INSTRUCTIONS BELOW

Your vote is important. Please take the opportunity to use one of the three voting methods described below to cast your vote.

Please consider the issues discussed in the proxy statement and:

[GRAPHIC    o     VOTE BY INTERNET -- Access the World Wide Web site at
OMMITTED]         http://www.goodyear.com/us/investor to vote via the Internet.
                  You will be prompted to enter your 8 to 12 digit control number printed at the top of this card. Then, follow the voting instructions. YOU CAN ALSO REGISTER AT THIS SITE TO
                  ACCESS FUTURE PROXY MATERIALS ELECTRONICALLY.

[GRAPHIC    o     VOTE BY  TELEPHONE  -- Use a  touch-tone  telephone to vote by
OMMITTED]         phone toll free from the U.S. or Canada.  You will be prompted to enter your 8 to 12 digit control number printed at the top of this card. Simply dial 1-877-779-8683 and follow the instructions. When you are finished voting, your vote will be confirmed and the call will end.

[GRAPHIC    o     VOTE BY MAIL -- Complete, date, sign and mail the proxy card
OMMITTED]         in the postage-paid envelope included with your proxy
                  materials or send it to Goodyear, c/o First Chicago Trust
                  Company of New York, P.O. Box 8648, Edison, New Jersey
                  08818-9147.

You can vote by phone or via the Internet anytime prior to MIDNIGHT EASTERN TIME on April 1st, 2001. If you do so, you do not need to mail in your proxy card.

--------------------------------------------------------------------------------